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                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Municipal Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Municipal Income Trust with the Securities and Exchange Commission in respect of preferred shares and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

          SIGNATURE                                          TITLE                                     DATE
          ---------                                          -----                                     ----

/s/ Thomas J. Fetter                                  President and Principal                    January 15, 1999
-----------------------------------------             Executive Officer
Thomas J. Fetter

/s/ James L. O'Connor                                 Treasurer and Principal Financial          January 15, 1999
-----------------------------------------             and Accounting Officer
James L. O'Connor

/s/ Jessica M. Bibliowicz                             Trustee                                    January 15, 1999
-----------------------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight                                  Trustee                                    January 15, 1999
-----------------------------------------
Donald R. Dwight

/s/ James B. Hawkes                                   Trustee                                    January 15, 1999
-----------------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                              Trustee                                    January 15,1999
-----------------------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                                  Trustee                                    January 15, 1999
-----------------------------------------
Norton H. Reamer

/s/ Lynn A. Stout                                     Trustee                                    January 15, 1999
-----------------------------------------
Lynn A. Stout

/s/ Jack L. Treynor                                   Trustee                                    January 15, 1999
-----------------------------------------
Jack L. Treynor